UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
September 1, 2010

Bill The Butcher, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52439	20-5449905
(Commission File Number)	(IRS Employer Identification No.)

424 Queen Anne Ave. N., Suite #400, Seattle, WA  98109
(Address of Principal Executive Offices)      (Zip Code)

(206) 612-6370
(Registrant's Telephone Number, Including Area Code)

Reshoot & Edit
10685 Oak Crest Avenue, Las Vegas, Nevada  89144
(Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 1, 2010, the Registrant engaged Peterson Sullivan LLP ("New Accountant") as the Registrant's principal independent registered public accounting firm to audit its financial statements, replacing De Joya Griffith & Co. LLC (the "Former Accountants") as the Registrant's independent public accounting firm, who were dismissed on the same day.

The change was approved by the Registrant's Board of Directors. The Registrant has not consulted with Peterson Sullivan LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2010 audit regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

The Former Accountants' reports on the Registrant's financial statements for fiscal 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. However, the report did raise substantial doubt as to the ability of Bill the Butcher, Inc. to continue as a going concern.

The Former Accountants were engaged as the Registrant's independent public accounting firm on September 22, 2009.

During the Registrant's fiscal year ended August 31, 2009, and any subsequent interim period, there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures.

As reported in the Auditors Report on Internal Controls over Financial Reporting included in the Registrant's Forms 10-K for the fiscal years ended August 31, 2009, the Former Accountants advised the Registrant that it did not have: 1) effective disclosure controls and procedures or (2) effective internal controls over financial reporting.

The Registrant's Board of Directors discussed the subject matter of each of the above with the Former Accountant.

The Registrant has authorized the Former Accountants to respond fully to the New Accountants concerning the subject matter of each of the above and any other inquiry of the successor independent public accounting firm.

The Registrant has provided De Joya Griffith & Company LLC a copy of these disclosures and has requested them to provide the SEC a letter stating that they agree with these disclosures provided above. Attached as Exhibit 16.1 is a copy of such letter.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Exhibits
16.1	Letter from De Joya Griffith & Co. LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2010

Bill the Butcher, Inc.
Registrant

By: /s/ J'Amy Owens
Name: J'Amy Owens
Title: President